 SCHEDULE 14A
 (Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[X]	Preliminary Proxy Statement	[ ]	Confidential, for Use of
          the Commission Only (as
          permitted by Rule 14a-6(e)(2))

[]	Definitive Proxy Statement

[ ]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

(Name of Registrant as Specified in its Charter)

NOT APPLICABLE
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

[ ]	Fee paid previously with preliminary materials

[ ]	Check box if any part of the fee is offset as provided by Exchange Act
Rule  0-11 (a)(2)  and identify the filing for which the  offsetting fee was  paid  previously.  Identify  the  previous  filing by  Registration
Statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:-------------------------------------------------------------

(2) Form, Schedule or Registration Statement No.:	------------------------------

(3) Filing Party:	-----------------------------------------------------------------------------

(4) Date Filed:	____________________________________________

March 13, 2009

To Our Shareholders:

The 2009 Annual Meeting of the Shareholders of FPB Bancorp, Inc. will be held at the Hilton Garden Inn-PGA Village, 8540 NW Commerce Centre Drive, Port St. Lucie, Florida 34986 on Wednesday, April 29, 2009, at 5:30 p.m. local time. The Annual Meeting will be preceded by a reception beginning at 4:30 p.m., which we hope you will be able to attend.

The Notice of the Annual Meeting of Shareholders and Proxy Statement attached to this letter describe the formal business that will be transacted at the Annual Meeting and provide material information concerning that business. Directors and officers of FPB Bancorp, Inc., and our wholly-owned subsidiary, First Peoples Bank, as well as a representative of the accounting firm Hacker, Johnson & Smith, P.A., will be present at the Annual Meeting to answer any questions you might have about the company. During this presentation, we plan to address what steps management and the Board of Directors are taking to address the challenges that we are confronting in this recession and what we expect in 2009.

It is important that your shares be represented and voted at the Annual Meeting. You can vote your shares by completing and signing the enclosed proxy card. As described in the Proxy Statement, should you attend the Annual Meeting and prefer to vote in person, you will be given that opportunity.

 Under new rules promulgated by the Securities and Exchange Commission, FPB Bancorp, Inc. is providing access to its proxy materials both by sending you this full set of proxy materials and by notifying you of the availability of its proxy materials on the Internet. You may access the following information as of the date the proxy materials are first sent our shareholders at http://www.cfpproxy.com/5231, which does not have “cookies” that identify visitors to the site: Notice of 2009 Annual Meeting of Shareholders; Proxy Statement for 2009 Annual Meeting of Shareholders; and Annual Report on Form 10-K for the year ended December 31, 2008.

On behalf of the Board of Directors and all the employees of FPB Bancorp, Inc. and First Peoples Bank, we look forward to seeing you at the Annual Meeting.

                                             Sincerely,

Gary A. Berger                                                                                                David W. Skiles
Chairman of the Board                                                                                                Chief Executive Officer and President

FPB BANCORP, INC. ● PROXY STATEMENT
1301 S.E. Port St. Lucie Boulevard ● Port St. Lucie, Florida 34952

NOTICE OF 2009 ANNUAL MEETING OF THE SHAREHOLDERS
TO BE HELD ON APRIL 29, 2009

The 2009 Annual Meeting of the Shareholders of FPB Bancorp, Inc. (“Annual Meeting”) will be held at the Hilton Garden Inn-PGA Village, 8540 NW Commerce Centre Drive, Port St. Lucie, Florida 34986 on Wednesday, April 29, 2009, at 5:30 p.m. local time to consider the following items:

1.	The election of four Class I members of the Board of Directors;

2.	An advisory vote on executive compensation;

3.	The ratification of the appointment of Hacker, Johnson & Smith, P.A. as the independent auditors for FPB Bancorp, Inc. for the year ending December 31, 2009;

4.	Adjournment of the Annual Meeting to solicit additional proxies in the event there are not sufficient votes to approve either of the foregoing items; and

To transact any other business that properly comes before the Annual Meeting, or any adjournment thereof.

All holders of record of shares of FPB Bancorp, Inc., at the close of business on February 27, 2009, are entitled to vote at the Annual Meeting and any adjournments thereof.

                                                                                                    By Order of the Board of Directors,
                                                                     David W. Skiles
           Chief Executive Officer and President
Port St. Lucie, Florida
March 13, 2009

  FPB BANCORP, INC. ● PROXY STATEMENT
1301 S. E. Port St. Lucie Boulevard ● Port St. Lucie, Florida 34952

 – 2009 PROXY STATEMENT –

We are providing these proxy materials in connection with the solicitation by the Board of Directors of FPB Bancorp, Inc. (“FPB”) of proxies to be voted at the 2009 Annual Meeting of Shareholders, or at any adjournment thereof (“Annual Meeting”).  This Proxy Statement is first being mailed to shareholders on or about March 16, 2009.

GENERAL INFORMATION

Where and when is the 2009 Annual Meeting being held?

•	Wednesday, April 29, 2009
•	5:30 p.m. local time, with a social hour beginning at 4:30 p.m.
•	Hilton Garden Inn-PGA Village, 8540 NW Commerce Centre Drive
Port St. Lucie, Florida 34986

Who is entitled to vote at our 2009 Annual Meeting and what constitutes a quorum?

The close of business on February 27, 2009, has been fixed by the Board of Directors as the “record date” for determination of shareholders entitled to notice of, and to vote at, the Annual Meeting, and any adjournment thereof. As of February 27, 2009, there were 2,058,047 shares of FPB common stock outstanding which were held by approximately 1,400 shareholders.

What are the voting rights of our shareholders?

Our Articles of Incorporation do not provide for cumulative voting. Under the Florida Business Corporation Act (“Act”), directors are elected by a plurality of the votes cast at a meeting at which a quorum is present. Therefore, each shareholder of record on the record date has the right to vote, in person or by proxy, the number of shares owned by him or her for as many director nominees as there are directors to be elected. For example, if you own five shares, you may vote a maximum of five shares for each director to be elected. The four nominees for Class I directors who receive the most votes, regardless of how many votes are cast, will each be elected to serve a three-year term.

Other matters are approved if affirmative votes cast for a proposal exceed the votes cast against that proposal at a meeting at which a quorum is present, unless a greater number of affirmative votes or voting by classes is required by the Act or our Articles of Incorporation. Abstentions and broker non-votes have no effect on these types of matters under the Act.

If your shares are held in “street name,” under certain circumstances your brokerage firm may vote your shares. Brokerage firms have authority to vote their customers’ shares on certain “routine” matters, including the election of directors. When a brokerage firm votes its customers’ shares on routine matters, these shares are also counted for purposes of establishing a quorum to conduct business at the meeting. A brokerage firm cannot vote its customers’ shares on non-routine matters. Accordingly, these shares are not counted as votes against a non-routine matter, but rather are not counted at all for these matters. Proposal 2, an advisory vote on executive compensation is considered non-routine.

A shareholder may abstain or withhold a vote with respect to any item submitted for shareholder approval. Abstentions and withheld votes will be counted as being present for purposes of determining the existence of a quorum, but will be counted as not voting in favor of any proposal brought before the Annual Meeting.

How do I vote?

The manner in which your shares may be voted depends on how your shares are held. If you own shares of record, meaning that your shares of common stock are represented by certificates or book entries in your name so that you appear as a shareholder on the records of our stock transfer agent, a Proxy Card for voting those shares will be included with this Proxy Statement. You may vote those shares by completing, dating, signing, and returning the Proxy Card in the enclosed postage pre-paid, pre-addressed envelope.

If you own shares through a brokerage firm in street name, you may instead receive a voting instruction form with this Proxy Statement that you may use to instruct your broker on how your shares are to be voted. As with a Proxy Card, you may vote your shares by completing, dating, signing, and returning the voting instruction form in the envelope provided. Many brokerage firms have arranged for internet or telephonic voting of shares and provide instructions for using those services on the voting instruction form.

Who can attend our Annual Meeting?

If you own common stock of record, you may attend the Annual Meeting and vote in person, regardless of whether you have previously voted by Proxy Card. If you own common stock through a brokerage account, you may attend the Annual Meeting, but in order to vote your shares at the Annual Meeting, you must obtain a “legal proxy” from the brokerage firm that holds your shares. You should contact your brokerage account representative to learn how to obtain a legal proxy.

We encourage you to vote your shares in advance of the Annual Meeting by one of the methods we have described, even if you plan to attend the Annual Meeting, so that we will be able to determine if a quorum is present. You may change or revoke your proxy at the Annual Meeting in the manner described below even if you have already voted.

Can I change my vote after I mail my Proxy Card?

You may revoke a previously granted proxy at any time before it is voted, by delivering to us a written notice of revocation, or a duly executed Proxy Card bearing a later date, or by attending the Annual Meeting and voting in person. If your shares are held through a brokerage firm, you may change or revoke previously given voting instructions by contacting your brokerage firm, or by obtaining a legal proxy from the brokerage firm, and voting in person at the Annual Meeting.

FPB BANCORP, INC. ● PROXY STATEMENT
1301 S.E Port St. Lucie Boulevard ● Port St. Lucie, Florida 34952

MARKET INFORMATION AND STOCK OWNERSHIP

Our common stock is quoted on the NASDAQ Capital Market under the symbol “FPBI.” The market price for our stock is included in our Annual Report under the heading Market Price for Registrant’s Common Equity and Related Stockholder Matters.

The following table contains information regarding the only shareholder known to us to be the beneficial owner of 5% or more of the outstanding shares of FPB common stock as of the record date.

Name and Address of Beneficial Owner	Number of Shares	Percent of Class
Alfred J. Cinque P.O. Box 2411 Palm Beach, Florida 33480-2411	181,150*	9.40%
                                              ___________
                                               * As disclosed in a Schedule 13G filed with the Securities and Exchange Commission on March 15, 2007.

BOARD OF DIRECTORS MEETINGS

    During 2008, the Board of Directors of FPB held 13 meetings. All the directors attended at least 75% of the total meetings of the Board of Directors and any committees on which they served.

COMMITTEES OF THE BOARD OF DIRECTORS

    FPB’s Board of Directors is divided into the Audit/Compliance Committee, the Personnel/Compensation/Nominating Committee, and the Long-Range Planning and Building Committee. The Board of Directors believes that all current members of the Audit/Compliance and Personnel/Compensation/Nominating Committees are “Independent Directors” under Nasdaq Marketplace Rule 4200(a)(15), in that they have no relationships that would impair their abilities to objectively and impartially execute their duties.

The composition of and number of meetings held by each Committee in 2008 is reflected in the following table:

Board Member	Audit/ Compliance	Personnel/ Compensation/Nominating	Long-Range Planning and Building
Gary A. Berger	Chair
Donald J. Cuozzo	X	X
Ann L. Decker		Chair
Timothy K. Grimes		X	X
James S. Leighton, III	X		X
Paul J. Miret		X	Chair
Robert L. Schweiger	X
Robert L. Seeley	X	X
David W. Skiles			X
Paul A. Zinter			X
Meetings held in 2008	7	3	2

FPB Committees

Audit/Compliance Committee – Pursuant to its Charter, the Audit/Compliance Committee reviews FPB’s and First Peoples Bank’s (“Bank”) auditing, accounting, financial reporting, and internal control functions. This Committee recommends the independent auditor and reviews its services. Each member of the Committee is considered independent under Nasdaq Marketplace Rules 4200(a)(15). The Committee met seven times in 2008. All Committee members attended at least 75% of the Committee meetings. A copy of the Audit/Compliance Committee Charter is attached to this Proxy Statement as Exhibit A.

Report of the Audit/Compliance Committee

The Audit/Compliance Committee reviews FPB’s and the Bank’s auditing, accounting, financial reporting and internal control functions. This Committee recommends the independent auditor and reviews the independent auditor’s services.

The audit functions of the Audit/Compliance Committee are focused on three areas:

▪	The adequacy of FPB’s and the Bank’s internal controls and financial reporting process and the reliability of FPB’s and the Bank’s financial statements.
▪	The performance of FPB’s and the Bank’s internal auditors and the independence and performance of FPB’s and the Bank’s independent auditors.
▪	Ensuring FPB’s and the Bank’s compliance with legal and regulatory requirements.

             The Audit/Compliance Committee also recommends to the Board the appointment of the independent auditors and reviews their performance, fees, and independence from management.

Members of the Audit/Compliance Committee met with management periodically to consider the adequacy of FPB’s and the Bank’s internal controls and the objectivity of their financial reporting. These matters were discussed with FPB’s and the Bank’s independent auditors and with appropriate company financial personnel. The independent auditors have unrestricted access to the Committee.

The Board of Directors has determined that none of the members of the Audit/ Compliance Committee has a relationship to FPB and the Bank that may interfere with the members’ independence from FPB and the Bank and its management.

Gary A. Berger, a Certified Public Accountant, with extensive auditing experience, has the requisite financial expertise to qualify as an “audit committee financial expert” as defined by Securities and Exchange Commission (“SEC”) Rules. Accordingly, the Board has designated Mr. Berger to hold that position.

Management has primary responsibility for FPB’s and the Bank’s financial statements and the overall reporting process, including the system of internal controls. The independent auditors audit the annual financial statements prepared by management, express an opinion as to whether those financial statements fairly present the financial position, results of operations, and cash flows of FPB and the Bank in conformity with accounting principles generally accepted in the United States of America. The independent auditors discuss any issues they believe should be brought to the Audit/Compliance Committee’s attention. The Audit/Compliance Committee monitors these processes, relying without independent verification, on the information provided and on the representations made by management and the independent auditors.

continued
FPB BANCORP, INC. ● PROXY STATEMENT
1301 S.E. Port St. Lucie Boulevard ● Port St. Lucie, Florida 34952

This year, the Audit/Compliance Committee reviewed FPB’s unaudited Form 10-QSB for the quarter ended March 31, 2008 and the unaudited Form 10-Qs for the quarters ended June 30, 2008 and September 30, 2008, and audited financial statements as of, and for, the fiscal year ended December 31, 2008.  The Audit/Compliance Committee met with both management and FPB’s and the Bank’s independent auditors to discuss those filings and financial statements. Management has represented to the Audit/Compliance Committee that the quarter ended filings and financial statements were prepared in accordance with accounting principles generally accepted in the United States of America.

The Audit/Compliance Committee has received from and discussed with Hacker, Johnson & Smith, P.A. the written disclosure and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence. These items relate to that firm’s independence from FPB and the Bank. The Audit/Compliance Committee also discussed with Hacker, Johnson & Smith, P.A. any matters required to be discussed by the Statement on Auditing Standards No. 61. (Communication with Audit/ Compliance Committee).

Based on these reviews and discussions, the members of the 2008 Audit/Compliance Committee recommended to the Board that FPB’s and the Bank’s audited financial statements be included in FPB’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008.

Chairman Gary A. Berger
           Robert L. Seeley                                              Robert L. Schweiger
Donald J. Cuozzo                                           John S. Leighton

    Personnel/Compensation/Nominating Committee – is responsible for evaluating the personnel needs of FPB, independent of the Bank. This Committee also makes recommendations with respect to compensating those officers who perform services for FPB. Other than stock option grants, FPB does not currently compensate any of its officers and has no other employees. FPB does, however, reimburse the Bank for a portion of FPB’s executive officers’ salaries. The Committee also considers and evaluates Board members and nominees, including shareholder nominees. Pursuant to its Charter, it also recommends the assignments of Committee membership and develops training and educational programs for directors. FPB does not have any formal procedures or policies for considering shareholder nominations, but will consider shareholder nominations on a case-by-case basis. All of the members are considered independent under Nasdaq Marketplace Rule 4200(a)(15) definition and each member attended the Committee’s three meetings in 2008. A copy of the Personnel/Compensation/Nominating Charter is attached to this Proxy Statement as Exhibit B.

    Long-Range Planning and Building Committee – meets to evaluate and assess the long- range needs and goals of FPB and the Bank, including expansionary activities. The Board has accepted the Committee’s recommendation to halt any further expansion activities for 2009, which will permit the Bank to focus on the two branches it opened in 2008. The Committee met two times in 2008. All committee members attended at least 75% of all Committee meetings.

Communications with the Board of Directors

FPB has no formal procedures for shareholders to communicate with the Board of Directors.  Should a shareholder wish to submit a written communication to the Board, the shareholder can mail or deliver such communication either to Chief Executive Officer and President David W. Skiles or to Chairman of the Board Gary A. Berger c/o FPB Bancorp, Inc., 1301 S.E. Port St. Lucie Boulevard, Port St. Lucie, Florida 34952.  Should a shareholder wish to address the Board in person, he or she can submit a request to either Mr. Skiles or Mr. Berger.  Depending on the matter which the shareholder wishes to present to the Board and the Board’s schedule, the Board will consider such a request in determining whether to invite the shareholder to a Board meeting.

PROPOSAL 1.   ELECTION OF DIRECTORS

Our Board of Directors is presently comprised of ten members. Our Articles of Incorporation provide that directors shall be divided into three classes, with each group serving for staggered three-year terms. This year, four Class I directors are to be elected. To the best of our knowledge, no director nominee is being proposed for election pursuant to any agreement between that person and any other person.

The four nominees standing for re-election, Donald J. Cuozzo, Timothy K. Grimes, John S. Leighton, III and Paul A. Zinter, have indicated that they are willing to stand for election and to serve as directors if elected. Should a director nominee become unable or unwilling to serve, proxies will be voted for the election of such other person as the Board of Directors may choose to nominate. The affirmative vote of a plurality of the votes cast at the Annual Meeting is needed to elect a director. Abstentions and withheld votes will have the same effect as votes against a director nominee.

Information relating to the business experience and age of each director nominee and continuing director is set forth below. Also included is information related to FPB’s non-director executive officers and the Bank’s other executive officers.

DIRECTOR NOMINEES

CLASS I DIRECTORS – TERMS EXPIRING IN 2012
Nominee	Age	Business Experience	Director Since
Donald J. Cuozzo	56
Mr. Cuozzo is a director of FPB and the Bank.  He received a Bachelor of Science degree in Environmental Technology from the Florida Institute of Technology in 1979.  He began his work career in the public sector with the Martin County Growth Management Department before leaving to work with regional and national developers.  In that role, he was instrumental in obtaining approval and coordinating the acquisition and development of a number of large residential communities in Palm Beach and Martin Counties.  Mr. Cuozzo also served as a principal with a large Palm Beach County based engineering firm where he gained extensive experience in the area of project management and coordination.  In 1993, he co-founded Houston Cuozzo Group to provide planning, design and government-oriented strategic planning service for private and public sector clients in South Florida.  Mr. Cuozzo has more than 30 years of experience planning and implementing numerous land developments throughout the region and has worked in nearly all facets of community and project development.  Mr. Cuozzo is a founding member of the Martin County Business Development Board, a graduate of the first class of Martin County Leadership 91/92, a recipient of the 1991 Industry Appreciation Award for Outstanding Contribution to the Community, and a 2006 recipient of the Industry Appreciation Award for Martin County.  He is a past Second Vice President of the Treasure Coast Builders Association.  Mr. Cuozzo was appointed to the Treasure Coast Regional Planning Council by Governor Jeb Bush and served for four years in that position.  Mr. Cuozzo has been appointed to the Century Commission for Sustainable Florida by Senate President Ken Pruitt.

			2001
Timothy K. Grimes	41
Mr. Grimes is a director of FPB and the Bank.  He was born and raised in St. Lucie County, Florida, attended local schools and graduated from Westwood High School in 1985.  He attended Indian River Community College before starting in his family’s air conditioning business, Grimes Air Conditioning.  For 15 years, he has been president of the company.  Mr. Grimes is a past board member for the St. Lucie County United Way, Fort Pierce Manatee Center and other charity organizations.  Mr. Grimes has been a member of Fort Pierce Rotary Club for 15 years and served as their president from 1999-2000.  He chaired the 2007 Habitat for Humanity Rotary Club Home in Fort Pierce.  Mr. Grimes is also co-owner of Southeast Sanitation and Indian Run Development.

			2008
John S. Leighton, III	41
John S. Leighton, III is a director of FPB and the Bank.  He was educated at Florida Atlantic University’s College of Business, where he received a Bachelors’ Degree in Business Administration in 1990 and shortly thereafter joined WTS, Inc., a nuclear contracting, real estate development and engineering support services firm.  After serving as Operations Manager for several years, Mr. Leighton formed Leighton Construction to partner with and expand WTS’s real estate development and construction administration activities.  Under Mr. Leighton’s direction, WTS and Leighton Construction have developed and built numerous residential and commercial real estate projects in Martin, St. Lucie and Seminole Counties.  Mr. Leighton has been involved in a broad spectrum of community affairs and has been active on a number of community boards.  He has served as Interim Director and is a part President of the Business Development Board of Martin County, Inc., a public/private partnership promoting economic development on the “Research Coast”, where he has served since 2002.  He has also served as a past director of the Palm City Chamber of Commerce.  In 2001, Mr. Leighton was appointed by the Martin County Board of County Commissioners to serve as a founding board member of the Community Redevelopment Agency for Palm City, where he served for four years.  He was also appointed in 1998 by the City of Stuart Commission to serve on the board of their Local Planning Agency (LPA).  He currently serves on the Executive Committee and the President’s Council of the Business Development Board of Martin County, Inc., and is a board member of the Martin County Local Planning Agency (LPA).

			2008
Paul A. Zinter	54
Mr. Zinter is Vice Chairman and a director of FPB and the Bank.  He has been a resident of Port St. Lucie for 39 years, and was a member of the second graduating class from Fort Pierce Central High School.  Mr. Zinter received a Bachelor of Arts degree in business administration from Eastern New Mexico University in 1975, where he majored in real estate and marketing and was managing partner of a family-owned real estate company.  Mr. Zinter was past president and honorary member of the Rotary Club of Port St. Lucie and has been a local realtor/managing partner and business owner for the past 29 years.

			2001

FPB BANCORP, INC. ● PROXY STATEMENT
1301 S.E. Port St. Lucie Boulevard ● Port St. Lucie, Florida 34952

CONTINUING DIRECTORS

CLASS II DIRECTORS – TERMS EXPIRING IN 2010
Director	Age	Business Experience	Director Since
Ann L. Decker	57
Ms. Decker is a director and Secretary of FPB and the Bank.  Ms. Decker serves as the Executive Director of the Indian River State College Foundation, Inc., in Fort Pierce, Florida.  For over 30 years, Ms. Decker served as the District Manager for three different U.S. Congressmen that represented this area.  Ms. Decker was formerly a co-owner of Intracoastal Printing, Inc., which was sold in 1990.  Born in Chicago, Illinois, Ms. Decker has a Bachelor of Science degree in Professional Business Management from Barry University in Miami, Florida, and a Master’s degree in Public Administration from Nova Southeastern University.

			2001
Paul J. Miret	62	Mr. Miret is a director of FPB and the Bank. Mr. Miret was previously a realtor with RE/MAX 100 Riverside. Prior to that, he was the owner and operator of Sunshine Carpet Cleaning from 1978 to 1998 and of Ameri-Kleen Services from 1992 to 1998. He also owns and manages several residential rental units. From 1995 to 1997, Mr. Miret served on the Community Board of Riverside National Bank. Mr. Miret is also a past President of the Port St. Lucie Little League and the Port St. Lucie Exchange Club and a past director of the Port St. Lucie Chamber of Commerce.	2001
Robert L. Seeley	84
Mr. Seeley is a director of FPB and the Bank.  Mr. Seeley has been in private law practice in Florida for more than 40 years.  Mr. Seeley was co-founder of the Stuart law firm of Fox, Wackeen, Dungey, Beard, Sobel and McCluskey, LLP, for which he currently serves as “Of Counsel.”  From 1973 to 1996, Mr. Seeley served as a director of Barnett Bank of the Treasure Coast.  He also served as the founding director and Chairman of the Saint Lucie Medical Center and a former director of the St. Lucie and Martin County Economic Development Councils.  Mr. Seeley completed his undergraduate studies at the University of Illinois and received his Juris Doctorate degree from the University of Florida.
			2001

CLASS III DIRECTORS – TERMS TO EXPIRE IN 2011
Director	Age	Business Experience	Director Since
Gary A. Berger	59
Mr. Berger is a director and Chairman of the Board for both FPB and the Bank.  Mr. Berger is President of the accounting firm of Berger, Toombs, Elam, Gaines, and Frank, CPA.  He is a graduate of Michigan State University and has been a certified public accountant since 1975.  Mr. Berger is a member of the Rotary Club of Ft. Pierce, the Florida Institute of Certified Public Accountants and the American Institute of Certified Public Accountants.  He is a past Treasurer of the United Way, past President of the St. Lucie County Economic Development Council and past President of the Rotary Club of Ft. Pierce, Florida.

			2001
Robert L. Schweiger	61
Mr. Schweiger is a director of FPB and the Bank. He has been a resident of the Treasure Coast since 1974 and currently resides in Palm City.  From 1994 to 1997, Mr. Schweiger served as an Advisory Board member – first with Port St. Lucie National Bank and then with First National Bank.  He previously served as founder/President of the Treasure Coast Children’s Home Society, Treasurer of the St. Lucie Boys & Girls Clubs, and Finance Chairman of CASTLE.  He studied for his BA degree at Colorado State University and American University of Beirut and for his MBA degree at Florida Atlantic University.  Currently, Mr. Schweiger is a private financial investor and volunteers as a mentor for IRSC’s Take Stock in Children Scholarship Program.

			2001
David W. Skiles	61
Mr. Skiles is President and CEO and director of both FPB and the Bank. Prior to joining First Peoples Bank, he was the Martin County Area Executive at 1st United / Wachovia Bank and also was the Senior Vice President and Senior Lending Officer for Port St. Lucie National Bank. Mr. Skiles has a Bachelor of Science degree from Barry University, Miami, Florida and an Associate in Applied Science degree from Sinclair College in Dayton Ohio. He is Chair-Elect for the (EDC) Economic Development Council of St. Lucie County.  He also serves on the Executive and Board of Directors of that organization. Mr. Skiles serves on the (ICBA) Independent Community Bankers of America’s Lending Committee and the (FBA) Florida Bankers Association (GRC) Government Relations Committee as well as the (FBA) Florida Bankers Association, Bank Pack Board. He is a member of the (FAU) Florida Atlantic University’s advisory board and board member for Workforce Solutions of the Treasure Coast. He was recently appointed to serve as a member of the St. Lucie County (TAC), Technical Advisory Committee for the (SLC), Airport. He is past President and a current Trustee of the St. Lucie County Chamber of Commerce and past President of the Education Foundation of St. Lucie County. He is active in United Way, having served as campaign chairman in Martin County and on numerous campaigns for the United Way of St. Lucie County.  Mr. Skiles is past chairman of the St. Lucie County Chambers Area Council and St. Lucie County (BAP), Business Alliance for Prosperity.

			2001

NON-DIRECTOR EXECUTIVE OFFICERS
Officer	Age	Business Experience
Nancy E. Aumack	60
Ms. Aumack is FPB and the Bank’s Senior Vice President and Chief Financial Officer.  Prior to joining the Bank in 2001, she was Senior Vice President and Chief Financial Officer of Independent Community Bank, Tequesta, Florida.  In the period from 1997 to 1999, she served as Chief Financial Officer and Administrative Support Director for the engineering firm LBFH, Palm City, Florida.  From 1995 to 1997, she served as Vice President and Chief Financial Officer for Treasure Coast Bank, Stuart, Florida, and from 1983 to 1995, she served as Vice President and Financial Accounting Officer for American Bank of Martin County in Stuart, Florida.  Ms. Aumack received her A.S. degree in Banking and Financial Services from Indian River Community College in 1989.  She is a past Chairman and current board member of the ARC of Martin County, and is currently Financial Partner for the Port St. Lucie Women on Wall Street, and a member of the Port St. Lucie Business Women.

Marge Riley	60
Ms. Riley is FPB and the Bank’s Executive Vice President and Chief Operating Officer.  She also serves as the Bank’s Security Officer, and Information Systems Technology Officer.  Ms. Riley joined the Bank while it was In Organization in 1998.  Ms. Riley began her banking career in 1985 at M & I Western State Bank in Oshkosh, Wisconsin.  After moving to Florida in 1987, she worked as Loan Review Specialist for Barnett Bank, Assistant Vice President, Loan Administration at Port St. Lucie National Bank, and Assistant Vice President, Branch Manager for First National Bank.  She has A.S. Degrees in Accounting and Banking and Financial Services from Fox Valley Technical College in Appleton, Wisconsin.  Ms. Riley is presently a board member for United Way of St. Lucie County, a member and past president of the Port St. Lucie Business Women, and a member of the Port St. Lucie Women on Wall Street.

The Board of Directors Recommends that the Shareholders Vote “For” the Election of the Four Class I Director Nominees.

FPB BANCORP, INC. ● PROXY STATEMENT
1301 S.E. Port St. Lucie Boulevard ● Port St. Lucie, Florida 34952

BENEFICIAL STOCK OWNERSHIP OF
DIRECTORS AND EXECUTIVE OFFICERS

    The following table contains information regarding the beneficial ownership of FPB common stock of each director and non-director executive officer as of January 30, 2009. The number and percentage of shares held by each person reflects the number of shares that person currently owns, plus the number of shares that person has the right to acquire through the exercise of stock options.

Name	Number of Shares Owned (4)		Right to Acquire(5)		% of Beneficial Ownership (14)
Nancy E. Aumack(1)	17,331	(6)	10,676		1.35%
Gary A. Berger(2)	31,038	(7)	8,771		1.93
Donald J. Cuozzo(2)	46,892	(8)	14,032		2.94
Ann L. Decker(2)	17,875		2,925		1.01
Timothy K. Grimes(2)	17,340		2,000		0.94
John S. Leighton, III(2)	25,500	(13)	2,000		1.33
Paul J. Miret(2)	39,456	(9)	12,282		2.50
Marge Riley(1)	26,639	(10)	18,146	(10)	2.16
Robert L. Schweiger(2)	78,286		5,918		4.08
Robert L. Seeley(2)	12,076	(11)	872		0.63
David W. Skiles(3)	54,305		26,537		3.88
Paul A. Zinter(2)	31,885	(12)	11,418		2.09
All directors and executive officers as a group (12 individuals)	398,623		115,577		23.66%

(1)	Executive Officer only.
(2)	Director only.
(3)	Director and Executive Officer.
(4)	Includes shares for which the named person:
▪	has sole voting power and investment power;
▪	has shared voting and investment power with a spouse; or
▪	holds in an IRA or other retirement plan; but does not include shares that may be acquired by exercising stock options.
(5)	Includes shares that may be acquired by exercising stock options that are vested or will vest within the next 5 years.
(6)	Includes 1,354 shares owned by Ms. Aumack’s spouse in trust and 67 shares owned by Ms. Aumack’s spouse in an Employee Stock Ownership Plan (ESOP).
(7)	Includes 4,130 shares owned by a related business interest of Mr. Berger’s.
(8)	Includes 6,019 shares owned by Mr. Cuozzo’s spouse’s IRA.
(9)	Includes 6,063 shares owned by Mr. Miret’s spouse’s IRA.
(10)	Includes 6,320 shares and 6,016 options owned by Ms. Riley’s spouse.
(11)	Includes 400 shares owned by Mr. Seeley’s spouse and 11,675 owned by Mr. Seeley’s spouse in trust.
(12)	Includes 3,528 shares owned by Mr. Zinter’s spouse’s Keough Plan.
(13)	These shares are owned by a related business interest of Mr. Leighton’s.
(14)
Shares are deemed to be “beneficially owned” if a person has sole or shared power to vote or to direct the voting of shares or the power to dispose, or to direct the disposition of shares, or if a person has the right to acquire such power within the next 60 days.

EXECUTIVE COMPENSATION

Our executive compensation program is designed to:

➢	Attract and retain qualified management;
➢	Meet short-term financial goals; and
➢	Enhance long-term shareholder value.

FPB currently does not compensate its executive officers, other than granting stock options and the compensation that is paid by the Bank.  We strive to pay each executive officer the base salary that would be paid on the open market for a fully qualified officer in that position.  The Board of Directors, upon recommendation by the Bank’s Personnel/Compensation/ Nominating Committee, determined the level of base salary and any incentive bonus for the Chief Executive Officer and other officers of FPB and the Bank based upon competitive norms, derived from annual surveys published by several independent banking institutes or private companies specializing in analysis of financial institutions.  Such surveys provide information regarding compensation of financial institution officers and employees based on the size and geographic location of the financial institution and serve as a benchmark for determining executive salaries. Actual salary changes and discretionary bonus awards are based upon the Board of Directors’ and the Bank’s Personnel/Compensation/Nominating Committee’s evaluation of FPB’s and the Bank’s performance, the officer’s responsibilities, and individual performance standards.

Summary Compensation Table

The following table sets forth compensation information regarding FPB’s and the Bank’s Chief Executive Officer and President and two other officers who received compensation in 2008 at a level which is required to be disclosed herein.

Name and Principal Position	Year	Salary	Bonus(1)	Change in Pension Value & Non-Qualified Deferred Compensation Earnings	Stock Options	All Other Compensation		Total

David W. Skiles President & Chief Executive Officer	2008	$170,000	-	$6,468	-	$24,023	(2)	$200,491
	2007	$165,000	$12,375	$5,782	$10,152	$27,819	(2)	$221,128

Marge Riley EVP & Chief Operating Officer	2008	$124,800	-	$4,341	-	$1,335	(3)	$130,476
	2007	$120,000	$8,100	$3,885	$2,346	$3,559	(3)	$137,890

Nancy E. Aumack SVP & Chief Financial Officer	2008	$109,720	-	$3,792	-	$1,165	(3)	$114,677
	2007	$105,500	$6,330	$3,451	$1,872	$3,030	(3)	$120,183

(1)	Bonus amounts reflected in this column were for performance in the year noted, to be paid in January of the next year.
(2)	Automobile allowance, country club membership, 401(k) match and directors’ fees.
(3)	401(k) match.

FPB BANCORP, INC. ● PROXY STATEMENT
1301 S.E. Port St. Lucie Boulevard ● Port St. Lucie, Florida 34952

Aggregated Fiscal Year-End Option Values

The following table discloses the aggregate value of the unexercised options held by the officers listed in the above Summary Compensation Table:

Option Awards
	Number of Securities Underlying Unexercised Options		Option Exercise Price ($)	Option Expiration Date	Value of Unexercised In the Money Options at December 31, 2008
Name	Exercisable	Unexercisable			Exercisable	Unexercisable

David W. Skiles	2,031 18,981 526 0 0	0 0 1,053 2,500 1,446	9.52 15.42 16.67 9.00 8.50	07/16/2013 11/29/2015 01/03/2017 01/24/2018 03/21/2018	- - - - -	- - - - -
Marge Riley	1,103 1,656 8,048 946 0	0 0 0 1,893 4,500	9.07 9.52 15.42 16.67 9.00	07/28/2009 11/29/2015 11/29/2015 01/03/2017 01/24/2018	- - - - -	- - - - -
Nancy E. Aumack	1,653 1,103 4.410 420 0	0 0 0 840 2,250	9.52 9.52 15.42 16.67 9.00	04/01/2011 05/01/2012 11/29/2015 01/03/2017 01/24/2018	- - - - -	- - - - -

2008 Director Compensation Table

The following table discloses compensation paid by FPB or the Bank to FPB’s and the Bank’s directors in 2008. Compensation and fees for director David W. Skiles are shown on the previous page.

Name	Fees Earned or Paid in Cash	All Other Compensation(1)	Total

Gary A. Berger	$15,539	$581	$16,120
Donald J. Cuozzo	$8,501	$424	$8,925
Ann L. Decker	$11,562	$650	$12,212
Timothy K. Grimes	$3,961	$0	$3,961
John S. Leighton, III	$3,961	$0	$3,961
Paul J. Miret	$8,923	$1,050	$9,973
Robert L. Schweiger	$11,256	$234	$11,490
Robert L. Seeley	$9,768	$688	$10,456
Paul A. Zinter	$11,327	$122	$11,449
            ______________
                  (1) Imputed earnings on split-dollar insurance policies and interest on deferred compensation.

Bonuses/Salary Increases

The current economic recession and declining real estate values are adversely affecting most companies in the financial services sector in FPB’s and the Bank’s markets. As a result, FPB’s 2008 results of operations and the market price of its Common Stock have also been negatively impacted. As a result, the Compensation Committee recommended to the Board that no bonuses or salary increases for senior management be approved for 2009.

Employment Contracts

FPB currently does not have any employment contracts.  The Bank, however, entered into an Amended and Restated Employment Agreement (“Agreement”) with David W. Skiles on September 5, 2007.  The Agreement has an initial term of three years, commencing on August 1, 2007.  Under the Agreement, Mr. Skiles serves as the Chief Executive Officer and President of the Bank. The term of the Agreement is automatically renewed for one additional year on each anniversary of the effective date, until the earlier of July 31, 2012, or upon notice by one of the parties. The Bank’s Board or its Compensation Committee must annually review the Agreement and Mr. Skiles’ performance at the Bank to determine if such renewals should be continued.  Mr. Skiles is also eligible to participate in FPB’s 2005 Stock Compensation Plan, in both the capacity of an employee and a director.  The Agreement also provides that the Bank will pay for Mr. Skiles’ membership in two country clubs in order to further his presence and recognition in the community.

Mr. Skiles may terminate the Agreement for any reason upon 90 days written notice to the Bank.  In the event the Agreement is terminated by Mr. Skiles without “good reason” or by the Bank for “cause” (as those terms are defined in the Agreement), Mr. Skiles shall be entitled to no further compensation, except what has already accrued.  Under the Agreement Mr. Skiles is subject to a non-compete provision, which prohibits him from becoming employed, directly or indirectly, at any financial institution, financial institution holding company, bank holding company, or other financial service provider in St. Lucie County, or in such other counties that the Bank has a branch office for six months following his termination for any reason.  He is also subject to a non-solicitation provision, which provides that he may not solicit business from any current customer of the Bank or solicit any employees of the Bank for a period of six months following his termination for any reason.  If the Agreement is terminated by the Bank for any reason other than “cause” or by Mr. Skiles for “good reason” he will be entitled to a severance payment equal to his annual base salary, which shall be payable in substantially equal semi-monthly installments. He would also be entitled to continued participation in the Bank’s employee benefit plans and programs for the shorter of one year or until he becomes eligible to participate in comparable plans provided by another employer.  In addition, should FPB or the Bank undergo a “change in control” (as defined in the Agreement), Mr. Skiles will be entitled to receive a change in control payment equal to 2.5 times his base salary, as averaged for the five year period prior to the change in control.

continued
FPB BANCORP, INC. ● PROXY STATEMENT
1301 S.E. Port St. Lucie Boulevard ● Port St. Lucie, Florida 34952

    Mr. Skiles’ Agreement also provides him with the following benefits: eligibility to receive an annual performance bonus, not to exceed 40% of his base salary; five weeks paid vacation; and $600 per month automobile allowance.  The Agreement also references two separate employment related agreements that Mr. Skiles has entered into with the Bank.  On December 23, 2005 the Bank and Mr. Skiles entered into a Deferred Compensation Agreement, which provides that the Bank will match his contributions up to 2.5% of his base salary.  Mr. Skiles also entered into a Split Dollar Agreement with the Bank, dated February 15, 2006, which provides Mr. Skiles with a $200,000 life insurance benefit.

In addition, the Bank entered into Change in Control Agreements (“CIC Agreements”) in July 2007 with three of its executive officers, Marge Riley, Executive Vice President and Chief Operating Officer, Nancy E. Aumack, Senior Vice President and Chief Financial Officer, and Stephen J. Krumfolz, Senior Vice President and SBA Commercial Lender. The CIC Agreements were made in recognition of these individuals’ continued service with FPB and the Bank, but do not constitute employment contracts that would give these individuals any right to continued employment with the Bank.

All three CIC Agreements provide that the executive officers will receive cash severance payments if they are terminated by the Bank without “just cause,” as defined in the CIC Agreements, as a result of a Change in Control of either FPB or the Bank, including if a contemplated Change in Control occurs within six months of their termination by the Bank.  In addition, if the executive officers elect to resign within ninety days of a Change in Control of either FPB or the Bank, they will receive the cash severance payment. Ms. Aumack’s and Mr. Krumfolz’s CIC Agreements each provide for a severance payment in the amount of two times their “highest annual base salary,” which is defined to be their highest base salary plus their average annual bonus during the three years immediately preceding their termination. Ms. Riley’s CIC Agreement provides that she will receive two and a half times her highest annual base salary. The payments are to be made to the employees in one lump sum within ten days of the termination of employment. In addition, the employees are entitled to continued insurance benefits until the earlier of obtaining new employment with similar benefits or six months after termination.

All of the CIC Agreements provide for a term of two years, unless otherwise extended by the parties, commencing on August 1, 2007 and ending on July 31, 2009. In consideration of the Bank’s execution of these CIC Agreements, the employees have agreed that during the term of the CIC Agreements and for a period of six months following their termination for any reason other than a Change in Control, they will not become employed with another financial institution located in either St. Lucie County, Indian River County or Martin County, or otherwise compete with FPB or the Bank.

Executive Compensation Conditions For Participation in Capital Purchase Program

FPB is participating in the Capital Purchase Program (“CPP”) subdivision of the Troubled Asset Relief Program established by the United States Department of the Treasury (“Treasury”) pursuant to the Emergency Economic Stabilization Act of 2008 (“EESA”).  Under the program, the Treasury purchased shares of senior preferred stock (“Preferred Stock”) and a warrant to purchase common stock (“Warrant”).  As a condition of participation, the Treasury requires the adoption of certain standards applicable to executive compensation

On February 17, 2009, President Obama signed into law the American Recovery and Reinvestment Act of 2009 (“ARRA”). ARRA significantly amended the executive compensation initiations of EESA. To the extent ARRA conflicts with prior guidance, FPB believes ARRA will take precedence. ARRA has significant implications on the compensation arrangements of institutions, such as the FPB, that have accepted or will accept government funds under CPP. ARRA directs Treasury to establish standards and rules on executive compensation practices of CPP recipients. It is not clear in some provisions of ARRA whether the provisions apply upon ARRA’s enactment into law or whether they will take effect upon the issuance of appropriate guidance and regulations by the Treasury. ARRA’s restrictions will nevertheless apply to FPB, its compensation policies and its executive officers in several ways, including the following:

Bonuses and Incentive Compensation: FPB will generally be prohibited from paying or accruing any bonus, retention award or incentive compensation to its most highly compensated employee. Until the Treasury issues its guidance in the matter, it is not clear precisely which employees will be precluded from receiving bonuses and incentive compensation, other than in the form of restricted stock while the Treasury holds our Preferred Stock.

Golden Parachutes: The CPP imposed limitations on the ability of the Company to make “golden parachute payments” to FPB’s top ten senior executive officers. A golden parachute payment was previously defined under the CPP as a payment on account of an involuntary departure of the executive officer in an amount equal to or more than three times the last annual salary received by the executive prior to termination. ARRA broadens the meaning of the term “golden parachute payment” to include any payment for departure from a company for any reason, except for payments for services performed or benefits accrued.

Clawbacks: CPP required recipients such as FPB to recover any bonus, retention award, or incentive compensation paid to any one of its named executive officers based on statements of earnings, revenues, gains, or other criteria that are later found to be materially inaccurate. ARRA expands the “clawback” requirement to apply not only to the named executive officers, but also to the next 20 most highly compensated employees of the FPB.

Anti-Manipulation. ARRA also prohibits any compensation plan that would encourage manipulation of reported earnings to enhance the compensation of any of FPB’s employees.

ARRA also affects the following executive compensation policies and practices:

➢
FPB’s Chief Executive Officer and Chief Financial Officer must provide a written certification to the SEC compliance with the executive compensation restrictions described in the CPP, as modified by ARRA.

➢
The Board must enact a company-wide policy regarding excessive or luxury expenditures. This includes policies on entertainment, events, office and facility renovations, air and other travel and other activities or events that are not reasonable expenditures for staff development, reasonable performance incentives or other similar measures conducted in the normal course of business.

➢
For years in which the Treasury owns the our Preferred Stock, we may not claim a deduction on compensation paid to a senior executive officer in excess of the $500,000 compensation deduction limit of Section 162(m)(5) of the Internal Revenue Code. Moreover, the exception for performance based pay not counting against this limit will not be available to FPB.

Given the recent enactment of ARRA, the last minute changes added in the Congressional conference committee, and the lack of significant regulatory guidance to date, management, the Board and the Compensation Committee continue to evaluate the procedures and policies necessary to implement all of ARRA’s requirements. While the Treasury owns our Preferred Stock, certain benefits or payments described elsewhere in this Proxy Statement may not be payable.

FPB BANCORP, INC. ● PROXY STATEMENT
1301 S.E. Port St. Lucie Boulevard ● Port St. Lucie, Florida 34952

PROPOSAL 2.   ADVISORY VOTE ON EXECUTIVE COMPENSATION

Background of the Proposal

ARRA also requires financial institutions, such as FPB, which participated in the CPP to permit a separate and non-binding shareholder vote to approve the compensation of such financial institution’s named executive officers. The SEC recently issued guidance that requires participants in the CPP to submit to shareholders annually for their approval the executive compensation arrangements as described in their proxy statements, including the tabular disclosure, in their proxy statements until such time as the Preferred Stock issued pursuant to the CPP is redeemed.

Executive Compensation

FPB believes that its compensation policies and procedures, which are reviewed and approved by the Compensation Committee, encourage a culture of pay for performance and are strongly aligned with the long-term interests of shareholders. Like most companies in the financial services sector, the recent and ongoing financial downturn had a significant negative impact on FPB’s 2008 results of operations and on the price of our Common Stock. In Florida, this has been primarily driven by the significant deflation in real estate values. Consistent with the objective of aligning the compensation of the FPB’s named executive officers with the annual and long-term performance of FPB and the interests of our shareholders, these factors were also reflected in the compensation of FPB’s named executive officers for 2008, and in a number of executive compensation-related actions that have been taken by FPB and the Compensation Committee with respect to 2009.

Because FPB’s performance did not meet management or the Board’s standards, the Compensation Committee used its discretion in determining not to make any annual incentive payments or bonuses with respect to 2008 to the named executive officers. The total 2008 annual cash compensation for the named executive officers as a group decreased approximately 7% from 2007. An expanded discussion regarding the Compensation Committee’s considerations in response to the adverse economic conditions is described above under “Executive Compensation.”

As required by ARRA and the guidance provided by the SEC, the Board of Directors has authorized a shareholder vote on the Company’s executive compensation plans, programs and arrangements as reflected in the Compensation Discussion and Analysis, the disclosures regarding named executive officer compensation provided in the various tables included in this Proxy Statement, the accompanying narrative disclosures and the other compensation information provided in this Proxy Statement. This proposal, commonly known as a “Say-on-Pay” proposal, gives the Company’s shareholders the opportunity to endorse or not endorse the Company’s executive pay program and policies through the following resolution:

“Resolved, that the shareholders of FPB Bancorp, Inc. approve the overall executive compensation policies and procedures employed by the Company, as described in the Company’s Proxy Statement for the 2009 Annual Meeting of Shareholders.”

 Vote Required and Effect

Approval of FPB’s executive compensation policies and procedures requires that the number of votes cast in favor of the proposal exceed the number of votes cast against it. Abstentions and broker non-votes will not be counted as votes cast and therefore will not affect the determination as to whether FPB’s executive compensation policies and procedures are approved. Because this shareholder vote is advisory, it will not be binding upon FPB, the Board of Directors or the Compensation Committee. However, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements.

The Board of Directors Recommends that the Shareholders Vote “FOR” Approval of the Proposal on Executive Compensation.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

FPB does not have any related transactions with its directors or executive officers and it does not make loans to its directors or executive officers. Certain directors, executive officers, and their immediate family members are, however, customers of the Bank. It is anticipated that such individuals will continue to be customers in the future. Loans made to directors, executive officers, and their immediate families require approval of a majority of the disinterested directors approving the loan. All transactions between FPB, the Bank, and their directors, executive officers, the immediate family members of directors and executive officers, and any principal shareholders, were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with non-affiliated persons, and in the opinion of management, did not involve more than the normal risk of collectability or present any other unfavorable features.

As of December 31, 2008, loans to directors, executive officers, and their immediate family members represented approximately $3.9 million, or approximately 2.11% of the total loan portfolio, all of which are current and performing according to their terms.

PROPOSAL 3.  RATIFICATION OF THE APPOINTMENT OF THE
INDEPENDENT AUDITOR FOR THE FISCAL YEAR ENDING
DECEMBER 31, 2009

Following consultation with the Audit/Compliance Committee, the Board of Directors intends to retain the accounting firm of Hacker, Johnson & Smith, P.A. (“Hacker, Johnson”), as the independent auditors for FPB and the Bank for the fiscal year ending December 31, 2009. A representative from the firm is expected to be present at the Annual Meeting to make a statement and to respond to any shareholder questions.

Audit Fees: The aggregate fees billed for professional services by Hacker, Johnson, in connection with the audit of the annual financial statements and the reviews of the financial statements included in FPB’s quarterly filings with the SEC for the fiscal years ended December 31, 2007 and December 31, 2008, were $59,500 and $48,000 respectively.

Tax Fees: In 2007 and 2008, Hacker, Johnson also billed FPB $6,000 and $5,000 respectively, for tax compliance and advice, including the preparation of FPB’s corporate tax returns.

All Other Fees: Beyond those fees described above, Hacker, Johnson did not bill FPB for any other services in 2007 or 2008.

In all instances, Hacker, Johnson’s performance of those services was pre-approved by FPB’s Audit/Compliance Committee, pursuant to its internal policies, except for the category of All Other Fees, which was less than 5% of the total fees.

In order to be adopted, this item must be approved by the holders of a majority of the outstanding shares of FPB’s common stock present or represented by proxy and entitled to vote at the Annual Meeting. If the shareholders do not vote in favor of the appointment of Hacker, Johnson, the Board of Directors will consider the selection of other auditors.

The Board of Directors Recommends that the Shareholders Vote “For” the Ratification of the Independent Auditor for the Fiscal Year Ending December 31, 2009.

FPB BANCORP, INC. ● PROXY STATEMENT
1301 S.E. Port St. Lucie Boulevard ● Port St. Lucie, Florida 34952

PROPOSAL 4.  ADJOURNMENT OF THE ANNUAL MEETING

The Board of Directors seeks your approval to adjourn the Annual Meeting in the event that there are not a sufficient number of votes to approve Proposals 1, 2 or 3 at the Annual Meeting. In order to permit proxies that have been timely received to be voted for an adjournment, we are submitting this item as a separate matter for your consideration. If it is necessary to adjourn the Annual Meeting, and the adjournment is for a period of less than 30 days, no notice of the time or place of the reconvened meeting will be given to shareholders, other than an announcement made at the Annual Meeting.

The Board of Directors Recommends that the Shareholders Vote “For” the Approval of the Adjournment of the Annual Meeting.

COMPLIANCE WITH SECTION 16(a) OF THE
 SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers, directors, and any person who beneficially owns more than 10% of our common stock, to file reports of ownership and changes in ownership with the SEC. Directors, executive officers, and more than 10% shareholders are required by regulation to furnish us with copies of all Section 16(a) forms that they file. Based solely on the review of copies of the filings we have received, or representations from such reporting persons, it is our belief that during 2008, no directors or executive officers made late Form 4 filings under Section 16(a).

SHAREHOLDER PROPOSALS

In order to be eligible for inclusion in our proxy materials for the 2009 Annual Meeting, a shareholder’s proposal to take action at such meeting must be received at our corporate headquarters at 1301 S.E. Port St. Lucie Boulevard, Port St. Lucie, Florida 34952, on or before November 11, 2009.  To be included in our proxy materials, proposals must comply with the SEC’s proxy rules as provided in17 C.F.R. Section 240.14a-8.

SOLICITATION OF PROXIES

The cost of soliciting proxies on behalf of the Board of Directors for the Annual Meeting will be borne by FPB.  Proxies may be solicited by directors, officers, or our regular employees, in person or by telephone, e-mail, or mail. We are requesting persons and entities holding shares in their names, or in the names of their nominees, to send proxy materials to, and obtain proxies from, such beneficial owners.  Those persons and entities will be reimbursed for their reasonable out-of-pocket expenses.

LEGAL PROCEEDINGS

Neither FPB nor the Bank is, or has been during the last year, involved in any litigation or legal proceeding other than in the normal course of business.

AVAILABILITY OF OTHER INFORMATION

Accompanying this Proxy Statement is our 2008 Annual Report, which includes FPB’s Management Discussion and Analysis and audited financial statements. The Annual Report also serves as the Bank’s Annual Disclosure Statement. Additional copies of our Annual Report or our Form 10-K are available to shareholders at no charge. Any shareholder who would like a copy of either document may contact: David W. Skiles, President and Chief Executive Officer, FPB Bancorp, Inc., 1301 S.E. Port St. Lucie Boulevard, Port St. Lucie, Florida 34952, telephone number (772) 398-1388.

FPB currently files periodic reports (including Form 10-Ks, Form 10-Qs, Proxy Statements, etc.) with the SEC.  These periodic reports are filed electronically via EDGAR and can be inspected and copied at the public reference facilities maintained by the SEC at its Public Reference Section, 450 Fifth Street, NW, Washington, DC 20549.  The SEC maintains a website that contains registration statements, reports, proxy and information statements, and other information regarding registrants that file electronically with the SEC.  Information filed by FPB is also available for review on this website. The address of the website is www.sec.gov.

 Under new rules promulgated by the SEC, FPB Bancorp, Inc. is providing access to its proxy materials both by sending you this full set of proxy materials and by notifying you of the availability of its proxy materials on the Internet. You may access the following information as of the date the proxy materials are first sent our shareholders at at http://www.cfpproxy.com/5231, which does not have “cookies” that identify visitors to the site: Notice of 2009 Annual Meeting of Shareholders; Proxy Statement for 2009 Annual Meeting of Shareholders; and Annual Report on Form 10-K for the year ended December 31, 2008.

FPB Bancorp, Inc.
March 13, 2009

FPB BANCORP, INC. ● PROXY STATEMENT
1301 S.E. Port St. Lucie Boulevard ● Port St. Lucie, Florida 34952

EXHIBIT A

AUDIT/COMPLIANCE COMMITTEE CHARTER

The Board of Directors of FPB Bancorp, Inc. (“FPB”) has established an Audit/Compliance Committee (“Committee”) to act on behalf of, and with the concurrence of, the Board of Directors (“Board”) to assist the Board in fulfilling its oversight responsibilities as outlined under the Sarbanes-Oxley Act of 2002. The Committee’s primary duties and responsibilities include:

•	Monitoring the integrity of FPB’s financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance.

•
The appointment, compensation, retention, and oversight of FPB’s independent auditors, taking into consideration the recommendations of management in such matters. As well as monitoring the independence of the independent auditors and overseeing the internal auditing function (including any outsource service provider).

•	Providing an avenue for candid communications among the independent auditors, management, the Board, and legal counsel.

•	Serving as an oversight committee for the financial reporting of FPB’s subsidiary, First Peoples Bank (the “Bank”).

•	Ensuring FPB’s and the Bank’s compliance with applicable state and federal laws and regulations.

In discharging its duties, the Committee has the authority to conduct any investigation appropriate in fulfilling its responsibilities. The Committee has direct access to the independent auditors, as well as to anyone at FPB or the Bank, in that it may request any officer or employee of FPB or the Bank to attend a meeting with the Committee or to meet with any members of, or consultants to the Committee. In addition, the Committee may retain the services of accountants, attorneys, or other expert advisors as it deems necessary in the performance of its duties, which costs for such services shall be borne by FPB.

Audit Committee Composition:

The Committee shall meet the requirements of NASDAQ Rule 4350(d)(2).  Under this rule, the Committee shall be comprised of no fewer than three directors as selected by the Board, each of whom shall be independent (as defined by the regulations of the National Association of Securities Dealers and the provisions of the Sarbanes-Oxley Act) non-executive officer directors, and free from any relationship that would interfere with the exercise of his or her independent judgment.  In addition, no Committee member shall have participated in the preparation of the financial statements of FPB or the Bank at any time during the past three years.  The current members of the Committee are listed on Schedule A, which is attached hereto and incorporated herein by reference.  Should any member cease to be an independent director, such director shall resign immediately from the Committee; except when determined by the Board that the director’s membership on the Committee is in the best interest of FPB and such lack of independence is within the exception provided under NASDAQ Rule 4350(d)(2)(B) or as proscribed by the Sarbanes-Oxley Act.

The Committee members shall be appointed by the Board. In selecting the members of the Committee, the Board shall carefully evaluate the education and experience of the candidate, in accordance with the criteria set forth below:

•
The Committee must have at least one member who has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience, which makes a person sophisticated in financial management and qualifies such person to be designated as a “financial expert.”

•	In addition, all members should be financially literate and have a sufficient understanding of financial reporting and systems of internal controls to properly exercise oversight of these matters.

•	Members must be able to devote significant commitments of time in the preparation for and participation in the Committee meetings.

If a Committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Committee membership.

Audit Committee Meetings:

The Committee shall meet at least four times annually, separately or combined with the entire Board, subject to the majority of the independent directors being present, or more frequently as circumstances dictate. The Committee Chair shall prepare and/or approve an agenda in advance of each meeting. Management should be available to meet with the Committee to discuss the financial reports and statements that are being presented for review and approval.  The Committee should also meet privately in executive session at least annually with the independent auditor and solely as a committee to discuss any matters that the Committee believes should be discussed.

Audit Committee Responsibilities and Duties:

Procedures:

1.
Review and reassess the adequacy of this Charter (“the Charter”) at least annually. Submit the Charter to the Board for approval and have the Charter published at least every three years in FPB’s Annual Proxy Statement.

2.
Discuss FPB’s annual audited financial statements and reports prior to distribution. This should include a discussion with management and independent auditors of significant issues regarding accounting principles, practices, and judgments.

3.
In consultation with management, the independent auditors, and other auditors, consider the integrity of FPB’s reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures. Review significant findings prepared by the independent and other auditors, together, with management’s responses.

4.
Review with management and the independent auditors, FPB’s quarterly financial results prior to the release of earnings and/or FPB’s quarterly financial statements prior to distribution. Discuss any significant changes to FPB’s accounting principles and any items required to be communicated by the independent auditors in accordance with AICPA SAS 61. The Chair or a member of the Committee designated by the Committee may represent the entire Committee for purposes of this review.

    Actions Taken with Independent Auditors at Commencement of Each Fiscal Year:

5.
The Committee shall discuss with the independent auditors any relationships or services that may affect the auditors’ objectivity or independence. If the Committee is not satisfied with the auditors’ assurances of independence, it shall take appropriate action to ensure the independence of the independent auditors.

6.	Approve the fees and other significant compensation to be paid to the independent auditors.

7.	Review the independent auditors audit plan – discuss scope, staffing, locations, reliance upon management, and internal audit and general audit approaches.

8.	Consider the independent auditors’ judgments about the quality and appropriateness of FPB’s accounting principles as applied in its financial reporting.

9.
Approve in advance all audit, audit related, tax, and other non-audit services to be provided by the independent auditors, ensuring that the performance of any non-audit services would not impair the independence of the auditors.

10.	Ensure that the independent auditors’ partner rotation policy conforms to the requirements of the Sarbanes-Oxley Act.

continued
FPB BANCORP, INC. ● PROXY STATEMENT
1301 S.E. Port St. Lucie Boulevard ● Port St. Lucie, Florida 34952

   Actions Taken with Independent Auditors at Year End:

11.
The independent auditors are ultimately accountable to the Committee and to the Board. The Committee shall hire FPB’s independent auditors and subsequently review the independence and performance of the auditors to determine whether to continue the engagement of the independent auditors or approve any discharge of auditors if circumstances warrant.  Such decisions regarding the independent auditors shall be made after considering the recommendations of management in such matters.

12.
Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to the Committee in accordance with AICPA SAS 61.

13.
Review with the independent auditor any problems or difficulties that may have arisen in connection with the audit and consider management’s response to such problems.  Such review shall include, but not be limited to: (1) any restrictions on the scope of the auditor’s activities; (2) any restrictions on the auditor’s access to requested information; (3) any significant disagreements with management; and (4) any audit differences that were noted or proposed by the independent auditor, but for which FPB’s financial statements were not adjusted (as immaterial or otherwise). The Committee shall be responsible for resolving any disagreements between the independent auditors and management regarding financial reporting.

14.
The Committee shall annually review the performance (effectiveness, objectivity, and independence) of the independent auditors. The Committee shall ensure receipt of a formal written statement from the independent auditors consistent with standards set by the Independence Standards Board.

15.	Review the appointment, performance, and replacement of the senior internal audit executive and/or outsource service provider.

    Internal Audit and Legal Compliance:

16.	Review the budget, plan, changes in plan, activities, organizational structure, and qualifications of the internal audit department and/or outsource service provider, as needed.

17.	Review significant reports prepared by the outsourced internal audit service provider together with management’s response and follow-up to these reports.

18.
On at least an annual basis, review with FPB’s legal counsel, any legal matters that could have a significant impact on the organization’s financial statements, FPB’s compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

19.
On a quarterly basis discuss the following with management and the independent auditors, if necessary: 1) any significant deficiency in the system or operation of internal controls which could adversely affect FPB’s ability to record, process, summarize, or report financial data; and 2) any fraud, whether or not material, that involves the management or other employees which could affect FPB’s internal controls.

Other Audit Committee Responsibilities:

20.	Annually prepare a report to the shareholders as required by the Securities and Exchange Commission. The report should be included in FPB’s Proxy Statement for the Annual Meeting of Shareholders.

21.
Establish procedures for the reporting and retention of any complaints or concerns regarding FPB’s accounting, internal controls, or other audit related matters, and responding to any such complaints.  This shall include establishing a means for the confidential and anonymous reporting of such matters.

22.
Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports that raise material issues regarding FPB’s financial statements or accounting policies.

23.
Report regularly to the Board with respect to any issues that arise regarding the quality or integrity of FPB’s financial statements, compliance with legal or regulatory requirements, the performance and independence of the independent auditors or the performance of the internal audit function.

24.	Approve any related party transactions between FPB and its management, directors, or any of their affiliates.

25.	At the beginning of each fiscal year, establish an agenda for that year for the Committee.

26.	Conduct an annual self-evaluation of the Committee members.

27.	Perform any other activities consistent with this Charter, FPB’s Bylaws, and governing law as the Committee or the Board deems necessary or appropriate.

28.	Maintain minutes of meetings and periodically report to the Board on significant results of the foregoing activities.

FPB BANCORP, INC. ● PROXY STATEMENT
1301 S.E. Port St. Lucie Boulevard ● Port St. Lucie, Florida 34952

EXHIBIT B

PERSONNEL/COMPENSATION/NOMINATING COMMITTEE

The Board of Directors (“Board”) of FPB Bancorp, Inc. (“FPB”) has established a Personnel/Compensation/Nominating Committee (“Committee”) to assist the Board in: (i) developing an effective process for director selection and tenure; (ii) identifying and interviewing individuals qualified to serve on the Board; (iii) establishing a process to evaluate individual Board member contributions and participation; (iv) developing and recommending to the Board corporate governance principles and practices best suited to FPB; (vi) overseeing matters relating to FPB’s compensation and personnel policies, programs, and plans, including management development and succession plans; (vii) approving employee compensation and benefit programs; and (viii) overseeing the annual self-evaluation by the Board.

 Membership

The Committee shall consist of at least three members and shall be composed entirely of independent directors as defined by the National Association of Securities Dealers’ requirements, and other applicable laws and regulations. The current members of the Committee are listed on the attached Schedule A, which is incorporated herein by reference. A majority of the members of the Committee shall constitute a quorum for the transaction of business. The Secretary to the Committee shall record the minutes. Approval of any matter by a majority of the members present at a meeting at which a quorum is present shall constitute approval of that matter by the Committee. The Committee may also act by unanimous written consent without a meeting.

           The Committee may invite members of management or other persons to each meeting, or a part thereof, or may meet in executive session without others present, as the Committee may determine in its discretion. In discharging its duties, the Committee shall have the authority to obtain advice and seek assistance in carrying out its purposes from FPB’s legal counsel or other independent legal counsel, as well as accountants and consultants, as it determines is necessary or appropriate to carry out its purposes under this Charter.

 Oversight Areas

1.	Recommend the number of directors to be elected to the Board and ensure that a majority of the Board consists of independent directors.

2.	Recommend slates of directors for FPB and its wholly-owned subsidiary, First Peoples Bank (the “Bank”) for the respective Annual Meetings of Shareholders.

3.	Review and recommend to management how to handle and address shareholder proxy proposals.

4.
To the extent the Committee determines to be necessary, develop and review information about, and perform background checks and conduct interviews of director candidates, as well as director nominees proposed by stockholders if such director nominees meet the Board’s criteria for new directors.

5.
Annually, conduct an evaluation of the performance of its Board and that of the individual directors, as well as the performance of the various committees of FPB’s Board.  Prior to nominating an existing director for re-election to the Board, the Committee shall consider and review the existing director’s: (1) Board and committee meeting attendance and participation; (2) length of Board service; (3) experience, skills, and contributions that the existing director brings to the Board; and (4) independence.

6.	Recommend termination of membership of individual directors in accordance with corporate policy, for “cause” as defined by FPB’s Bylaws, or other appropriate reasons.

7.	In the event a director vacancy arises, the Committee shall seek and identify a qualified director nominee to be recommended to the Board for appointment to fill the vacancy.

8.           Coordination of Board agenda and meeting schedules.

9.	Recommend assignment and composition of Committee memberships for the Board.

10.	Develop and provide training and educational programs for directors of FPB and the Bank.

11.
Examine Board meeting policies, such as meeting schedules and locations, meeting agendas, the presence and participation of non-director senior executives, and written materials distributed in advance of meetings.

12.	Monitor ongoing developments, including legislative and regulatory initiatives, pertaining to corporate governance principles that may be applicable to FPB.

13.	Review and recommend to the Board the adoption and revision of FPB’s corporate governance documents (e.g., Articles of Incorporation, Bylaws, Committee Charters, etc.).

14.	Review and consider potential conflicts of interest of members of the Board and of the executive officers of FPB.

15.
Review the outside activities of members of the Board and the executive officers of FPB to the extent necessary to ensure that such activities do not unreasonably interfere with the fulfillment of their duties and obligations to FPB.

16.	In consultation with FPB’s Chief Executive Officer, annually review and recommend to the Board of Directors compensation and incentive programs for executive officers of FPB.

17.	Annually review and recommend for approval by the Board, the amount of compensation to be paid to the Directors. (The Board as a whole must approve compensation of Directors.)

18.	Review and approve any employment agreements for executive officers of FPB. At least annually conduct reviews of any employment agreements to determine if any renewals should be considered.

19.
Review, amend, and establish compensation policies and procedures for FPB.  Any amendments or changes to a compensation policy or procedure shall be presented and submitted for ratification at FPB’s next Board meeting.

20.
Administer, interpret, and implement FPB’s executive compensation programs and policies in a manner consistent with FPB’s corporate financial goals and compensation philosophy including, but without limitation, the following activities:

i.	Perform an annual assessment of the Chief Executive Officer’s performance and report findings to the Chief Executive Officer and Board.
ii.	In conjunction with the Chief Executive Officer, recommend to the Board, executive officer appointments.
iii.	Review and approve compensation for FPB’s executive officers.
iv.	In consultation with the Chief Executive Officer, establish annual and long-term performance criteria and goals at the beginning of each year for the executive officers of FPB.

continued
FPB BANCORP, INC. ● PROXY STATEMENT
1301 S.E. Port St. Lucie Boulevard ● Port St. Lucie, Florida 34952

21.
Set corporate goals and objectives relevant to the Chief Executive Officer’s compensation.  In reviewing and considering the Chief Executive Officer’s compensation, the Committee shall consider FPB’s and the Bank’s performance, as well as the Chief Executive Officer’s performance and contribution to FPB in light of the established performance goals.

22.
Annually review financial institution market data to assess FPB’s competitive position for each component of executive compensation by reviewing relevant market data from financial institution peer companies.

23.	Approve the Committee’s Annual Report for inclusion in FPB’s Annual Proxy Statement.

24.	In consultation with the Chief Executive Officer, ensure that FPB has adequate management succession.

25.	In consultation with FPB’s Chief Executive Officer, establish a general compensation approach and philosophy applicable, in general, to FPB’s employees.

26.	Subject to items that require approval of FPB’s Board and/or shareholders, approve and administer any stock compensation plans.

27.	Regularly report Committee actions to the Board of Directors with such recommendations as the Committee may deem appropriate.

28.	Annually perform a self-examination of the Committee’s performance.

29.	Annually review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for approval.

30.
Undertake any other matter specifically delegated to the Committee from time to time by the Board and perform any other activities consistent with this Charter, FPB’s Bylaws, National Association of Securities Dealers requirements, and applicable laws and regulations, as the Committee or the Board deems appropriate.

 Agenda Items

The Committee meets at least once per year and at such other times as deemed necessary upon notice by the Chairman of the Committee. The Chairman shall establish the agenda for each meeting. The standard agenda for the two regularly scheduled meetings are as follows:

March:	Consideration and recommendation of director nominees, including appointments to the respective committees.

Review the composition of the Board and committees, as well as the performance of individual directors.

Consider grants of stock options and other stock compensation.

Prepare Committee Annual Report.

Evaluation of executive officers.

Approve
as needed:             Changes in benefit plans.
Changes in appointments, compensation, or merit increases.

FPB BANCORP, INC. ● PROXY STATEMENT
1301 S.E. Port St. Lucie Boulevard ● Port St. Lucie, Florida 34952